Exhibit 10.  Material Contracts.



  The Company's 1985 Stock Option Plan and 1985 Stock Bonus Plan are incorporated by reference from the Company's definitive proxy statement filed pursuant to Regulation 14A on April 27, 1985, and the Amendment to The Rouse Company 1985 Stock Option Plan, effective as of May 12, 1994, is attached.

  The Rouse Company Deferred Compensation Plan for Outside Directors, dated as of January 1, 1986, is incorporated by reference from the Exhibits to the Company's Form 10-K Annual Report for the fiscal year ended December 31, 1985.

  The Company's 1990 Stock Option Plan and 1990 Stock Bonus Plan are incorporated by reference from the Company's definitive proxy statement filed pursuant to Regulation 14A on April 12, 1990, and the Amendment to The Rouse Company 1990 Stock Option Plan, effective as of May 12, 1994, is attached.

  The Company's 1994 Stock Incentive Plan is incorporated by reference from the Company's definitive proxy statement filed pursuant to Regulation 14A on April 5, 1994.

  The letter agreement, dated September 24, 1992, between the Company and Mathias J. DeVito, then Chairman of the Board and Chief Executive of the Company, is incorporated by reference from the Exhibits to the Company's Form S-3 Registration Statement (No. 33-56646).

  The Amended and Restated Supplemental Retirement Benefit Plan of The Rouse
    Company, dated January 1, 1985; Amendment Number 1 to the Amended and Restated Supplemental Retirement Benefit Plan of The Rouse Company, dated September 24, 1992; and The Rouse Company Division Incentive Programs are incorporated by reference from the Exhibits to the Company's Form 10-K Annual Report for the fiscal year ended December 31, 1992.

  The Retirement Agreement, dated November 30, 1994, between the Company and
    Mathias J. DeVito, then Chairman of the Board and Chief Executive Officer of the Company, is incorporated by reference from the Exhibits to the Company's Form S-3 Registration Statement (No. 33-57707).

  All documents referred to above may be found in Commission file number 0-1743.
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                                 AMENDMENT TO

                   THE ROUSE COMPANY 1985 STOCK OPTION PLAN


          Effective as of the approval of The Rouse Company 1994 Stock Incentive Plan by the shareholders of The Rouse Company on May 12, 1994, Article I(a) of The Rouse Company 1985 Stock Option Plan is amended by deleting "or in any other plan that entitled participants to acquire stock, stock options, or stock appreci-ation rights ("Rights") of the Company" from the fourth sentence of such
Article I(a).

            IN WITNESS WHEREOF, this Amendment has been executed on behalf of The Rouse Company by its Senior Vice-President.

ATTEST:                              THE ROUSE COMPANY


/s/ David R. Schwiesow        By:    /s/ Richard G. McCauley
----------------------------         -----------------------------
David R. Schwiesow                   Richard G. McCauley
Assistant Secretary                  Senior Vice-President

                                 AMENDMENT TO

                   THE ROUSE COMPANY 1990 STOCK OPTION PLAN


          Effective as of the approval of The Rouse Company 1994 Stock Incentive Plan by the shareholders of The Rouse Company on May 12, 1994, Article I(a) of The Rouse Company 1990 Stock Option Plan is amended by deleting "or in any other plan that entitled participants to acquire stock, stock options or stock appreci-ation rights ("Rights") of the Company" from the fourth sentence of such
Article I(a).

            IN WITNESS WHEREOF, this Amendment has been executed on behalf of The Rouse Company by its Senior Vice-President.

ATTEST:                              THE ROUSE COMPANY


/s/ David R. Schwiesow        By:    /s/ Richard G. McCauley
----------------------------         -----------------------------
David R. Schwiesow                   Richard G. McCauley
Assistant Secretary                  Senior Vice-President